Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

Note 20 – Income Taxes

The following table reconciles the total provision for income taxes recorded in the consolidated statement of income with the amounts computed at the statutory federal tax rate of 35%.

(In Millions)	2013	2012	2011
Tax at Statutory Rate	$376.4	$347.3	$309.3
Tax Exempt Income	(6.2)	(8.0)	(9.9)
Leveraged Lease Adjustments	(2.3)	(12.0)	(4.7)
Foreign Tax Rate Differential	(27.6)	(27.1)	(21.3)
State Taxes, net	26.3	20.4	22.8
Other	(22.4)	(15.6)	(16.1)

Provision for Income Taxes	$344.2	$305.0	$280.1

The Corporation files income tax returns in the U.S. federal, various state, and foreign jurisdictions. The Corporation is no longer subject to income tax examinations by U.S. federal tax authorities for years before 2009, or non-U.S. tax authorities for years before 2007. The Corporation is no longer subject to income tax examinations by state or local tax authorities for years before 2007.

Included in other liabilities within the consolidated balance sheet at December 31, 2013 and 2012 were $15.6 million and $19.4 million of unrecognized tax benefits, respectively. If recognized, 2013 and 2012 net income would have increased by $12.6 million and $16.3 million, respectively, resulting in a decrease of those years’ effective income tax rates. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In Millions)	2013	2012
Balance at January 1	$19.4	$17.8
Additions for Tax Positions Taken in Prior Years	2.4	4.6
Reductions for Tax Positions Taken in Prior Years	(4.4)	(1.2)
Reductions Resulting from Expiration of Statutes	(1.8)	(1.8)

Balance at December 31	$15.6	$19.4

Unrecognized tax benefits had net decreases of $3.8 million, resulting in a remaining balance of $15.6 million at December 31, 2013, compared to net increases of $1.6 million resulting in a remaining balance of $19.4 million at December 31, 2012. It is possible that changes in the amount of unrecognized tax benefits could occur in the next 12 months due to changes in judgment related to recognition or measurement, settlements with taxing authorities, or expiration of statute of limitations. Management does not believe that future changes, if any, would have a material effect on the consolidated financial position or liquidity of Northern Trust, although they could have a material effect on operating results for a particular period.

The provision for income tax in 2012 included a $12.4 million tax benefit in connection with the resolution of certain leveraged lease related matters.

A benefit for recoveries of interest and penalties of $1.7 million, net of tax, was included in the provision for income taxes for the year ended December 31, 2013. This compares to a provision for interest and penalties of $0.4 million, net of tax, for the year ended December 31, 2012. As of December 31, 2013 and 2012, the liability for the potential payment of interest and penalties totaled $11.0 million and $9.0 million, net of tax, respectively.

Pre-tax earnings of non-U.S. subsidiaries are subject to U.S. taxation when effectively repatriated. Northern Trust provides income taxes on the undistributed earnings of non-U.S. subsidiaries, except to the extent that those earnings are indefinitely reinvested outside the U.S. Northern Trust elected to indefinitely reinvest $141.0 million, $137.4 million, and $105.9 million of 2013, 2012, and 2011 earnings, respectively, of certain non-U.S. subsidiaries and, therefore, no U.S. deferred income taxes were recorded on those earnings. As of December 31, 2013, the cumulative amount of undistributed pre-tax earnings in these subsidiaries approximately $956.0 million. Based on the current U.S. federal income tax rate, an additional deferred tax liability of approximately $212.0 million would have been required as of December 31, 2013 if Northern Trust had not elected to indefinitely reinvest those earnings.

The components of the consolidated provision for income taxes for each of the three years ended December 31 are as follows:

(In Millions)	2013	2012	2011
Current Tax Provision:
Federal	$185.6	$140.5	$113.6
State	24.6	21.4	15.1
Non-U.S.	67.4	63.4	54.2

Total	277.6	$225.3	$182.9

Deferred Tax Provision:
Federal	53.9	$66.0	$84.0
State	14.1	10.6	11.3
Non-U.S.	(1.4)	3.1	1.9

Total	66.6	79.7	97.2

Provision for Income Taxes	$344.2	$305.0	$280.1

In addition to the amounts shown above, tax charges (benefits) have been recorded directly to stockholders’ equity for the following items:

(In Millions)	2013	2012	2011
Current Tax Benefit for Employee Stock Options and Other Stock-Based Plans	$3.0	$2.3	$0.6
Tax Effect of Other Comprehensive Income	4.3	18.7	(5.2)

Deferred taxes result from temporary differences between the amounts reported in the consolidated financial statements and the tax bases of assets and liabilities. Deferred tax liabilities and assets have been computed as follows:

	DECEMBER 31,
(In Millions)	2013	2012	2011
Deferred Tax Liabilities:
Lease Financing	$392.0	$409.1	$398.2
Software Development	299.0	277.8	254.9
Accumulated Depreciation	22.0	19.7	48.6
Compensation and Benefits	112.2	29.7	7.1
State Taxes, net	63.3	54.7	52.4
Other Liabilities	104.0	170.9	137.6

Gross Deferred Tax Liabilities	992.5	961.9	898.8

Deferred Tax Assets:
Allowance for Credit Losses	107.8	114.7	114.5
Other Assets	81.1	114.5	150.0

Gross Deferred Tax Assets	188.9	229.2	264.5

Valuation Reserve	–	–	–
Deferred Tax Assets, net of Valuation Reserve	188.9	229.2	264.5

Net Deferred Tax Liabilities	$803.6	$732.7	$634.3

No valuation allowance related to deferred tax assets was recorded at December 31, 2013, 2012, or 2011, as management believes it is more likely that not that the deferred tax assets will be fully realized. At December 31, 2013, Northern Trust had no net operating loss carryforwards.